                                                                      EXHIBIT 99


CMBS NEW ISSUE COLLATERAL TERM SHEET

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-2

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

ARCAP SPECIAL SERVICING, INC.
SPECIAL SERVICER

JULY 2002

Information in this term sheet is preliminary and subject to change. Such information will be superseded in its entirety by the information in any final prospectus and prospectus supplement for any securities actually sold to you.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND BANC OF AMERICA SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDER RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                         BANC OF AMERICA SECURITIES LLC

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

CRABTREE VALLEY MALL

(PHOTO OF CRABTREE VALLEY MALL)    ---------------------------------------------
                                   Whole Loan Balance*........      $160,000,000
                                   Senior Component Balance*..      $140,000,000
                                   Subordinate Component
                                   Balance*...................       $20,000,000
                                   Cut-off Date LTV...........             57.8%
                                   Maturity Date LTV..........             54.6%
                                   Underwriting DSCR**........             1.69x
                                   *  As of the Cut-off Date.
                                   ** DSCR figures based on net cash flow unless
                                      otherwise noted.
                                   ---------------------------------------------

                                                                             CUT-OFF DATE   UNDERWRITING   EXPECTED RATINGS
                                                                  SIZE          LTV(1)       DSCR**(2)        S&P/FITCH
Senior Component............................................  $140,000,000      50.5%          1.91x           AAA/AAA
Subordinate Component.......................................  $ 20,000,000      57.8%          1.69x             A/BBB

-----------------------------------------------------------    -----------------------------------------------------------
                  WHOLE LOAN INFORMATION                                          PROPERTY INFORMATION
-----------------------------------------------------------    -----------------------------------------------------------
  ORIGINAL PRINCIPAL BALANCE:       $160,000,000                 PROPERTY TYPE:                    Retail
  FIRST PAYMENT DATE:               May 1, 2002                  PROPERTY SUB-TYPE:                Regional Mall
  TERM/AMORTIZATION:                120/360 months               LOCATION:                         Raleigh, NC
  INTEREST ONLY TERM:               60 months                    YEAR BUILT/RENOVATED:             1972/1997
  MATURITY DATE:                    April 1, 2012                SQUARE FOOTAGE:                   998,486
  EXPECTED MATURITY BALANCE:        $151,359,441                 CUT-OFF BALANCE PER SF:           $160
  BORROWING ENTITY:                 CVM Holdings, LLC            OCCUPANCY AS OF 3/31/02:          98.8%
  INTEREST CALCULATION:             Actual/360                   OWNERSHIP INTEREST:               Fee
  CALL PROTECTION:                  Lockout/defeasance: 118      PROPERTY MANAGEMENT:              Plaza Associates, Inc.
                                    Open: 2                      U/W NET CASH FLOW:                $21,095,249
  UP-FRONT RESERVES:                                             APPRAISED VALUE:                  $277,000,000
    INITIAL DEBT SERVICE RESERVE    $2,082,432                 -----------------------------------------------------------
    INITIAL TAX RESERVE             Yes
  ONGOING RESERVES:
    TAX RESERVE                     Yes
    REPLACEMENT RESERVE             Yes
  LOCKBOX:                          Hard
-----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           % U/W                    2001
                               RATINGS                % TOTAL     BASE     ANNUAL BASE     GROSS       LEASE      REPORTED
                              S&P/FITCH    TOTAL SF     SF      RENT PSF      RENT       POTENTIAL   EXPIRATION   SALES/SF
                            -------------  --------   -------   --------   -----------   ---------   ----------   --------
  TOP TENANTS
  Hudson-Belk Co..........    Not Rated    236,184     23.65%    $ 1.40    $  330,658       1.70%     8/01/2007     $286
  Lord & Taylor...........    Not Rated     98,813      9.90       3.00       296,439       1.53      1/31/2006     $185
  Toys-"R"-Us.............    BBB/BBB-      47,913      4.80      15.00       718,695       3.70      1/31/2009     $170
  The Limited Stores......  BBB/Not Rated   35,054      3.51      19.84       695,600       3.59      1/31/2006     $404
                                           -------     -----               ----------      -----
  TOTALS..................                 417,964     41.86%              $2,041,392      10.52%
--------------------------------------------------------------------------------------------------------------------------------

(1) Calculations of the LTV ratios for the Subordinate Component were made in each instance based upon the entire outstanding principal balance of the Crabtree Valley Mall Loan (not the outstanding principal balance of the applicable component).

(2) Calculations of U/W DSCR for the Subordinate Component were made using the entire outstanding principal balance of the Crabtree Valley Mall Loan to reflect that the Senior Component will generally be entitled to receive amounts collected on the Crabtree Valley Mall Loan prior to any such receipt by the Subordinate Component.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND BANC OF AMERICA SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDER RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                                                              FULL YEAR    MOST RECENT
                                                              UNDERWRITTEN   (12/31/01)     (3/31/02)
                                                              ------------   -----------   -----------
EFFECTIVE GROSS INCOME......................................  $30,320,270    $29,800,463   $28,200,208
TOTAL EXPENSES..............................................  $ 8,303,447    $ 8,088,612   $ 8,135,052
NET OPERATING INCOME (NOI)..................................  $22,016,823    $21,711,851   $20,065,156
CASH FLOW (CF)..............................................  $21,095,249    $21,711,851   $20,065,156
DSCR ON NOI.................................................        1.76x          1.74x         1.61x
DSCR ON CF..................................................        1.69x          1.74x         1.61x

                             ADDITIONAL INFORMATION

- Crabtree Valley Mall is a 1,341,829 square foot regional mall located five miles northwest of downtown Raleigh, North Carolina and just east of US Highway 70 (Glenwood Avenue) and Interstate 440. The Mortgaged Property contains four anchors including Hudson-Belk Co., Sears, Lord & Taylor and Hecht's, as well as 201 mall tenants.

- The Crabtree Valley Mall Mortgaged Property contains 674,940 square feet of anchor space and 663,489 square feet of mall shop space. The collateral for the loan consists of all the mall shop space and both the Hudson-Belk Co. and the Lord & Taylor stores (334,997 sf) for a total net rentable area of 998,486 square feet.

- Currently, Crabtree Valley Mall has an in-line occupancy rate of 98.8%. Mall store sales (tenants < 10,000 sf) for years 1999, 2000 and 2001 of $496 psf, $499 psf, and $488 psf, respectively. The ratio of occupancy costs to total sales for mall store tenants average 9.63%.

- The Crabtree Valley Mall Borrower, at its sole cost and expense, is required to keep the Crabtree Valley Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

- The Crabtree Valley Mall Borrower is wholly owned by CVM Associates Limited Partnership which in turn is owned by (1) Crabtree Investment Company, Inc., a 49.4505% general partner, (2) Chandon Investment Company, Inc., a 40.4595% general partner, (3) Samuel M. Longiotti, a 9.8900% limited partner, (4) Ridge-CVM LLC, a 0.1000% general partner owned by SML and (5) Checker Investment Company, Inc., a 0.1000% general partner owned by Chandon, Crabtree, SML and Ridge. CVM Finance Corporation, a bankruptcy remote special purpose entity with two independent directors, will act as the non-member manager of the Crabtree Valley Mall Borrower.

- The Crabtree Valley Mall Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

- The Crabtree Valley Mall Borrower, CVM Holdings, LLC, is a single purpose, bankruptcy remote entity with a non-consolidation opinion and an independent director.

- Plaza Associates, Inc., an affiliate of the Crabtree Valley Mall Borrower which manages over 2.8 million square feet nationally, has been managing and leasing the property since its opening.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND BANC OF AMERICA SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDER RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

THE CENTRE AT PRESTON RIDGE

(PHOTO OF THE CENTRE AT            ---------------------------------------------
 PRESTON RIDGE)                    Whole Loan Balance*........       $70,000,000
                                   Senior Component Balance*..       $53,500,000
                                   Subordinate Component
                                   Balance*...................       $16,500,000
                                   Cut-off Date LTV...........             61.9%
                                   Maturity Date LTV..........             55.8%
                                   Underwriting DSCR**........             1.73x
                                   *  As of the Cut-off Date.
                                   ** DSCR figures based on net cash flow unless
                                      otherwise noted.
                                   ---------------------------------------------

                                                                            CUT-OFF DATE   UNDERWRITING   EXPECTED RATINGS
                                                                 SIZE          LTV(1)       DSCR**(2)        S&P/FITCH
Senior Component............................................  $53,500,000      47.3%          2.25x            AAA/AAA
Subordinate Component.......................................  $16,500,000      61.9%          1.73x          BBB-/BBB-

-----------------------------------------------------------    -----------------------------------------------------------
                  WHOLE LOAN INFORMATION                                          PROPERTY INFORMATION
-----------------------------------------------------------    -----------------------------------------------------------
  ORIGINAL PRINCIPAL BALANCE:       $70,000,000                  PROPERTY TYPE:                    Retail
  FIRST PAYMENT DATE:               January 1, 2002              PROPERTY SUB-TYPE:                Power Center
  TERM/AMORTIZATION:                120/360 months               LOCATION:                         Frisco, TX
  INTEREST ONLY TERM:               24 months                    YEAR BUILT/RENOVATED:             2000/N/A
  MATURITY DATE:                    December 1, 2011             SQUARE FOOTAGE:                   728,962
  EXPECTED MATURITY BALANCE:        $63,006,706                  CUT-OFF BALANCE PER SF            $96
  BORROWING ENTITY:                 BPR Shopping Center,         OCCUPANCY AS OF 4/17/02:          91.2%
                                    L.P.                         OWNERSHIP INTEREST:               Fee
  INTEREST CALCULATION:             Actual/360                   PROPERTY MANAGEMENT:              New Plan Excel Realty
  CALL PROTECTION:                  Lockout/defeasance: 117                                        Trust, Inc.
                                    Open: 3                      U/W NET CASH FLOW:                $9,323,253
  UP-FRONT RESERVES:                                             APPRAISED VALUE:                  $113,000,000
    INITIAL TAX RESERVE             Yes                        -----------------------------------------------------------
    OTHER RESERVE                   $2,794,855
  ONGOING RESERVES:
    TAX RESERVE                     Yes
  LOCKBOX:                          Springing
-----------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          % U/W                    2001
                             RATINGS                 % TOTAL     BASE     ANNUAL BASE     GROSS       LEASE      REPORTED
                            S&P/FITCH     TOTAL SF     SF      RENT PSF      RENT       POTENTIAL   EXPIRATION   SALES/SF
                          --------------  --------   -------   --------   -----------   ---------   ----------   --------
  TOP TENANTS
  Best Buy..............  BBB-/Not Rated   46,078      6.32%    $14.50    $  668,131       5.31%     1/31/2016      NAV
  MJ Designs............    Not Rated      40,000      5.49      10.25       410,000       3.26      1/31/2011      NAV
  Stein Mart............    Not Rated      37,543      5.15       6.95       260,924       2.07     11/30/2015      NAV
  Linens 'N Things......    Not Rated      37,500      5.14      12.50       468,750       3.73      1/31/2016      NAV
                                          -------     -----               ----------      -----
  TOTALS................                  161,121     22.10%              $1,807,805      14.37%
-------------------------------------------------------------------------------------------------------------------------------

(1) Calculations of the LTV ratios for the Subordinate Component were made in each instance based upon the entire outstanding principal balance of the Preston Ridge Loan (not the outstanding principal balance of the applicable component).

(2) Calculations of U/W DSCR for the Subordinate Component were made using the entire outstanding principal balance of the Preston Ridge Loan to reflect that the Senior Component will generally be entitled to receive amounts collected on the Preston Ridge Loan prior to any such receipt by the Subordinate Component.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND BANC OF AMERICA SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDER RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                                                              FULL YEAR    MOST RECENT
                                                              UNDERWRITTEN   (12/31/01)     (3/31/02)
                                                              ------------   -----------   -----------
EFFECTIVE GROSS INCOME......................................  $13,826,377    $11,031,777   $15,060,696
TOTAL EXPENSES..............................................  $ 3,958,291    $ 1,757,632   $ 3,738,312
NET OPERATING INCOME (NOI)..................................  $ 9,868,086    $ 9,274,145   $11,322,384
CASH FLOW (CF)..............................................  $ 9,323,253    $ 9,274,145   $11,322,384
DSCR ON NOI.................................................        1.83x          1.72x         2.10x
DSCR ON CF..................................................        1.73x          1.72x         2.10x

                             ADDITIONAL INFORMATION

- The Centre at Preston Ridge is a newly constructed multi-tenant retail power center located in Frisco, Collin county, Texas in the Dallas/Fort Worth Metropolitan Area. Frisco is 20 miles north of downtown Dallas located in the Far North Dallas Business District.

- The center consists of 22 single story, buildings with net rentable square feet of 728,962 and is situated on 84.11 acres with 7,081 parking spaces. There are 91 tenant spaces (including 7 pads totaling 34,828 sf), 18 of which are anchor tenants that occupy 413,006 sf (56.2%). Credit rated anchor tenants include Best Buy (NYSE: BBY, rated BBB- by S&P), Marshall's and T.J. Maxx stores/TJX Companies (NYSE: TJX, rated A- by S&P), Old Navy/GAP, Inc. (NYSE:
  GPS, S&P rated BB+ and Fitch rated BB-), Staples (Nasdaq: SPLS, S&P rated BBB-and Fitch rated BBB+) and Pier 1 Imports (NYSE: PIR, S&P rated BBB-). The subject is adjacent to a super regional mall (Stonebrier Centre) and is shadow anchored by a Super Target Store and is part of the 719-acre Frisco Bridges master planned development.

- The Preston Ridge Borrower, at its sole cost and expense, is required to keep the Preston Ridge Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Preston Ridge Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

- Equity ownership in the Preston Ridge Borrower is held by BPR SPE Corp. (1%), Prairie Ridge II Ltd. (49%) and ERT Development Corp. (50%). George Allen and Milton Schaeffer, Borrower Principals, own 50% of BPR SPE Corp. each, and 79.2% (combined) of Prairie Ridge II Ltd. New Plan Excel Realty Trust, Inc., Borrower Principal, has 100% ownership in ERT Development Corp.

- The Preston Ridge Borrower may obtain mezzanine financing subject to the certain conditions set forth in the loan documents.

- BPR Shopping Center, LP, the borrower, is a two-tiered, bankruptcy remote, single purpose entity with two independent directors and a non-consolidation opinion.

- New Plan Excel Realty Trust, Inc., the property manager, is a self-administered and self-managed real estate management trust which focuses on the ownership, management, acquisition and redevelopment of community and neighborhood shopping centers. The REIT has a national portfolio of 281 properties located across 31 states.

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